                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  February 17, 1998


                       NEWCOURT RECEIVABLES ASSET TRUST
                         (as Issuer of the Securities)



                       NEWCOURT RECEIVABLES CORPORATION
                                 (as Seller)
            (Exact name of registrant as specified in its charter)



    DELAWARE                       33-98378                      77-041305
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



              2700 BANK ONE TOWER
              111 MONUMENT CIRCLE
              INDIANAPOLIS, INDIANA                          46204
              (Address of principal executive offices)    (Zip Code)



                                (317) 229-3406
              (Registrant's telephone number, including area code)



                                NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5.     OTHER EVENTS

       The registrant is filing final forms of the exhibit listed in Item 7(c).


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements:    None

(b)    Pro Forma Financial Information:    None

(c)    Exhibits:

  EXHIBIT NO.             DOCUMENT
  ----------              --------
     20         Monthly Servicer Certificate


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWCOURT RECEIVABLES CORPORATION



                                       By:  /s/ Daniel A. Jauernig
                                          ------------------------------------
                                           Daniel A. Jauernig
                                           Vice President and
                                           Chief Financial Officer


February 17, 1998
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                                 EXHIBIT INDEX

EXHIBIT NO.                DOCUMENT
----------                 --------
    20           Monthly Servicer Certificate